This is filed pursuant to Rule 497(e).
File Nos. 333-08153 and 811-07707.

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                      AllianceBernstein Global Real Estate Investment Fund, Inc.
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Supplement dated June 26, 2008 to the Statement of Additional Information dated
March 3, 2008, of the AllianceBernstein Global Real Estate Investment Fund, Inc.


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AllianceBernstein Global Real Estate Investment Fund, Inc.
The following information replaces certain information with respect to the AllianceBernstein Global Real Estate Investment Fund, Inc. in the Statement of Additional Information under the heading "Fundamental Investment Policies."

     As a matter of fundamental policy, the Fund may not:

     (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

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This Supplement should be read in conjunction with the Statement of Additional
Information for the Fund.

You should retain this Supplement with your Statement of Additional Information for future reference.

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